UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 25, 2006
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
      The Form of Eighth Supplemental Indenture, dated as of June 5, 2006, entered into between Ford Motor Credit Company ("Ford Credit") and JPMorgan Chase Bank, N.A., Trustee, setting out the amended and supplemental terms related to the issuance by Ford Credit of securities in reliance on Rule 144A and Regulation S, filed as Exhibit 4 to this report, is incorporated by reference herein.

  Fitch, Inc. ("Fitch") took a number of actions with regard to the credit ratings assigned to Ford Motor Company ("Ford") and Ford Credit, as detailed in Fitch's press release dated June 8, 2006, filed as Exhibit 99 hereto and incorporated by reference herein. Fitch's press release is being filed herewith as information for our investors; however, such filing should not be considered an endorsement by us of Fitch's assessments expressed therein.

  In addition, on June 6, 2006, Moody's Investor Services announced that it was reviewing the credit ratings assigned to Ford and Ford Credit for possible downgrade; and on May 25, 2006, Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc., placed Ford and Ford Credit on CreditWatch with negative implications.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 4	Form of Eighth Supplemental	Filed with this Report
Indenture

Exhibit 99	Fitch's Press Release	Filed with this Report
dated June 8, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY
(Registrant)

Date: June 9, 2006	By:	/s/C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 4	Form of Eighth Supplemental Indenture

Exhibit 99	Fitch's Press Release dated June 8, 2006